                                                                    Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Robert G. Ruhlman, President and Chief Executive Officer, of Preformed Line Products (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

          2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2002                       /s / Robert G. Ruhlman
                                       ----------------------
                                       Robert G. Ruhlman
                                       President and Chief Executive Officer
                                       (Principal Executive Officer)